                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A






                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 21, 1996


                              DYNAMOTION/ATI CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    NEW YORK
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-19143                                             93-1192354
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                    1639 E. EDINGER AVE., SANTA ANA, CA 92705
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714)541-4818


                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              DYNAMOTION/ATI CORP.


      Registrant hereby amends its current report on form 8-K by filing the following pro-forma financial information.



ITEM 7.     PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS                     PAGE
            -------------------------------------------                     ----
(A) Pro Forma Financial Information

      1. Dynamotion/ATI Corp. Pro Forma Statement of Operations
           (unaudited) for the year ended December 31, 1995................. 3

      2. Dynamotion/ATI Corp. Pro Forma Balance Sheet (unaudited)
           as of June 30, 1996.............................................. 4

      3. Dynamotion/ATI Corp. Pro Forma Statement of Operations
           (unaudited) for the six  months ended June 30, 1996.............. 5

(B) Signatures and Exhibits.
      1. Signatures......................................................... 6

      2. Exhibits........................................................... N/A

The following pro forma balance sheet as of June 30, 1996, and the pro forma statement of operations for the six months then ended and the year ended December 31, 1995 give effect to the sale of the Company's ATI router product line. The adjustments related to the pro forma balance sheet assume the transaction was consummated at June 30, 1996, while the adjustments to the pro forma statement of operations assume the transaction was consummated at the beginning of the period presented. The final sale occurred on August 21, 1996.

These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or what may be achieved in the future.

                              DYNAMOTION/ATI CORP.

                  PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                (AMOUNTS IN 000'S, EXCEPT PER SHARE INFORMATION)

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                        PRO-FORMA
                                           DYNAMOTION/ATI         ATI PRO-FORMA         FINANCIAL
                                                CORP.              ADJUSTMENTS          STATEMENTS
                                           --------------         -------------        -----------
REVENUES                                     $    20,512           ($  8,364)a         $    12,148

COSTS AND EXPENSES:
  Cost of sales                                   17,075              (7,052)b              10,023
  Selling, general and
    administrative expenses                        4,473                (454)c               4,019
  Research and development expenses                1,464                                     1,464
  Amortization of intangible assets                  791                                       791
  Goodwill write-off                               3,517                                     3,517

                                             -----------           ---------           -----------
     Total costs and expenses                     27,320              (7,506)               19,814
                                             -----------           ---------           -----------
LOSS FROM OPERATIONS                              (6,808)               (858)               (7,666)

  Interest expense, net                              614                                       614
                                             -----------           ---------           -----------
LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                             (7,422)               (858)               (8,280)

  Income tax benefit                                 264                                       264
                                             -----------           ---------           -----------
LOSS FROM CONTINUING OPERATIONS                   (7,158)               (858)               (8,016)

  Discontinued operations                            170                                       170
                                             -----------           ---------           -----------
NET LOSS                                     ($    7,328)              ($858)d         ($    8,186)
                                             ===========           =========           ===========
NET LOSS PER COMMON SHARE:
  (Primary and fully diluted)
  Loss from continuing operations            ($     4.50)          ($   0.50)          ($     5.00)
  Loss from discontinued operations                (0.03)                                    (0.03)
                                             -----------           ---------           -----------
  Net Loss                                   ($     4.53)          ($   0.50)          ($     5.03)
                                             ===========           =========           ===========
WEIGHTED AVERAGE COMMON SHARES
  USED IN COMPUTATION:
  (Primary and fully diluted)                  1,728,487                                 1,728,487
                                             ===========                               ===========

(a) Revenue related to the sale of router machines, router spare parts and router warranty income.

(b) Cost of sales related to the sale of ATI router machines, router spare parts and router warranty materials.

(c) Estimated commission expense related to ATI router machine sales.

(d) Estimated impact on earnings.

                              DYNAMOTION/ATI CORP.

                       PRO-FORMA BALANCE SHEET (UNAUDITED)
                (AMOUNTS IN 000'S, EXCEPT PER SHARE INFORMATION)

                                  JUNE 30, 1996

                                                                                            PRO-FORMA
                                                    DYNAMOTION/ATI      ATI PRO-FORMA       FINANCIAL
                                                         CORP.           ADJUSTMENTS        STATEMENTS
                                                    --------------      -------------       ----------
CURRENT ASSETS:
  Cash                                                 $      0           $    300 a         $    300
  Trade accounts receivable, less
    allowance for doubtful accounts of $121               4,535                949 e            5,484
  Inventories                                             6,514             (2,327)b            4,187
  Prepaid expenses and other current assets                 217                                   217
  Note receivable-current                                    75                200 a              275
                                                       --------           --------           --------
    TOTAL CURRENT ASSETS                                 11,341               (878)            10,463
                                                       --------           --------           --------
MACHINERY AND EQUIPMENT-Net of
  accumulated depreciation of $819                        1,101               (111)b              990
NOTE RECEIVABLE-long term                                   170                600 a              770
INTANGIBLE AND OTHER ASSETS                                 127                                   127
PATENTS-Net of accumulated amortization
  of $943                                                 3,261                                 3,261
                                                       --------           --------           --------
                                                       $ 16,000           ($   389)          $ 15,611
                                                       ========           ========           ========
CURRENT LIABILITIES:
  Accounts payable                                     $  4,089                              $  4,089
  Unfunded disbursements                                    247                                   247
  Revolving credit facility                               3,854                                 3,854
  Current maturities of long-term debt                      778                                   778
  Accrued commissions                                       572                                   572
  Accrued payroll and related expenses                      524                                   524
  Other current liabilities                                 651                (60)c              591
  Note payable to bank                                    2,032                                 2,032
                                                       --------           --------           --------
    TOTAL CURRENT LIABILITIES                            12,747                (60)            12,687

LONG-TERM DEBT                                              739                                   739
                                                       --------           --------           --------
REDEEMABLE PREFERRED STOCK                                1,531                                 1,531
                                                       --------           --------           --------
SHAREHOLDER'S EQUITY:
  Convertible preferred stock, non-cumulative
    at $.44 per share, $.01 par value,
    liquidation preference $5.50, authorized
    2,062,500 shares, issued and outstanding
    975,264 shares                                           10                                    10
  Common stock, $.04 par value, authorized
    20,000,000 shares, issued and
    outstanding 2,804,494 shares                            112                                   112
  Additional paid-in-capital                             15,661                                15,661
  Common stock warrants                                     270                                   270
  Accumulated deficit                                   (15,070)              (329)d          (15,399)
                                                       --------           --------           --------
    TOTAL SHAREHOLDERS' EQUITY                              983               (329)               654
                                                       --------           --------           --------
                                                       $ 16,000           ($   389)          $ 15,611
                                                       ========           ========           ========

(a) Record cash and receivable for the sale of the ATI router line.

(b) Record the sale of the ATI assets.

(c) Record the removal of the deferred warranty liability related to the sale of ATI.

(d) Estimated retained earnings impact of the sale of the ATI router line.

(e) Minimum purchase price for the ATI finished goods inventory.

                              DYNAMOTION/ATI CORP.

                  PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                (AMOUNTS IN 000'S, EXCEPT PER SHARE INFORMATION)

                         SIX MONTHS ENDED JUNE 30, 1996

                                                                                       PRO-FORMA
                                           DYNAMOTION/ATI         ATI PRO-FORMA        FINANCIAL
                                                CORP.              ADJUSTMENTS        STATEMENTS
                                           --------------         -------------       ----------
REVENUES                                     $     8,948            ($   2,234)a       $   6,714

COSTS AND EXPENSES:
  Cost of sales                                    6,809                (1,568)b           5,241
  Selling, general and
    administrative expenses                        1,780                   (55)c           1,725
  Research and development expenses                  905                                     905
 Amortization of intangible assets                   169                                     169
                                             -----------           -----------         ---------
     Total costs and expenses                      9,663                (1,623)            8,040
                                             -----------           -----------         ---------
LOSS FROM OPERATIONS                                (715)                 (611)d          (1,326)

Interest expense, net                                330                                     330
                                             -----------           -----------         ---------
NET LOSS                                     ($    1,045)          ($      611)        ($  1,656)
                                             ===========           ===========         =========
NET LOSS PER COMMON SHARE:
  (Primary and fully diluted)                ($     0.42)          ($     0.23)        ($   0.65)
                                             ===========           ===========         =========
WEIGHTED AVERAGE COMMON SHARES
  USED IN COMPUTATION:
  (Primary and fully diluted)                  2,639,251                               2,639,251
                                             ===========                               =========

(a) Revenue related to the sale of router machines, router spare parts and router warranty income.

(b) Cost of sales related to the sale of ATI router machines, router spare parts and router warranty materials.

(c) Estimated commission expense related to ATI router machine sales.

(d) Estimated impact on earnings.

                              DYNAMOTION/ATI CORP.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                DYNAMOTION/ATI CORP.




Date: October 16, 1996                          By:/s/ Kirk A. Waldron
      ------------------                           ----------------------
                                                Kirk A. Waldron
                                                Chief Financial Officer and
                                                Chief Accounting Officer